UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2022

MANPOWERGROUP INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-10686	39-1672779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Manpower Place
Milwaukee, Wisconsin	53212
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (414) 961-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	MAN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

At our 2022 Annual Meeting, our shareholders voted on proposals to: (1) elect twelve individuals nominated by the Board of Directors of the Company to serve until 2023; (2) ratify the appointment of Deloitte & Touche LLP as our independent auditors for 2022; and (3) provide an advisory vote on the compensation of our named executive officers. The final voting results on these proposals are as follows:

				Broker
	For	Against	Abstain	Non-Votes
1. a) Election of Gina R. Boswell	46,623,697	1,431,703	15,484	1,128,591

b) Election of Jean-Philippe Courtois	47,956,034	98,747	16,103	1,128,591

c) Election of William Downe	47,274,587	777,985	18,313	1,128,591

d) Election of John F. Ferraro	47,848,433	205,888	16,564	1,128,591

e) Election of William P. Gipson	47,835,820	216,561	18,503	1,128,591

f) Election of Patricia Hemingway Hall	46,885,831	1,169,732	15,322	1,128,591

g) Election of Julie M. Howard	47,529,812	523,409	17,663	1,128,591

h) Election of Ulice Payne, Jr.	45,277,786	2,777,506	15,593	1,128,591

i) Election of Jonas Prising	44,400,565	3,500,906	169,414	1,128,591

j) Election of Paul Read	47,924,513	128,836	17,535	1,128,591

k) Election of Elizabeth P. Sartain	47,199,387	854,791	16,707	1,128,591

l) Election of Michael J. Van Handel	47,469,001	586,206	15,678	1,128,591

2. Ratification of the appointment of Deloitte & Touche LLP as our independent auditors for 2022	48,670,945	516,168	12,362	0

3. Advisory vote on the compensation of our named executive officers	45,176,299	2,866,987	27,599	1,128,591

Item 8.01 Other Events

On May 6, 2022 our Board of Directors declared a semi-annual dividend of $1.36 per share. The dividend will be paid on June 15, 2022 to shareholders of record as of the close of business on June 1, 2022. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Exhibits

Exhibit No.	Description
99.1	Press Release dated May 6, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANPOWERGROUP INC.

Dated: May 6, 2022	By:	/s/ Richard Buchband
	Name:	Richard Buchband
	Title:	Senior Vice President, General Counsel and Secretary